SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 -----------


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): March 26, 2002

                        NATIONAL GOLF PROPERTIES, INC.

              (Exact Name of Registrant as Specified in Charter)

                                   Maryland

                (State or Other Jurisdiction of Incorporation)

               1-12246                             95-4549193

      (Commission File Number)         (IRS Employer Identification No.)


    2951 28th Street, Suite 3001                     90405
      Santa Monica, California

   (Address of Principal Executive                 (Zip Code)
              Offices)


      Registrant's telephone number, including area code: (310) 664-4100


                                Not Applicable

        (Former Name or Former Address, If Changed Since Last Report)



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ITEM 5.     OTHER EVENTS



            On April 23, 2002, National Golf Properties, Inc. (the "Company") announced that James M. Stanich resigned as President of the Company. A copy of the press release relating to Mr. Stanich's resignation is attached as Exhibit
99.1 hereto and is hereby incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits.

            99.1  Press Release of the Company, dated April 23, 2002






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                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 26, 2002                       NATIONAL GOLF PROPERTIES, INC.
                                                     (Registrant)





                                          By: /s/ Neil M. Miller
                                             -----------------------------
                                             Neil M. Miller
                                             Chief Financial Officer



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                                  EXHIBIT INDEX



      EXHIBIT NO.    DOCUMENT DESCRIPTION

            99.1     Press Release of the Company, dated April 23, 2002